United States

Securities and Exchange Commission

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report:  June 24, 2010

REALTY INCOME CORPORATION

(Exact name of registrant as specified in its charter)

Maryland	1-13374	33-0580106
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

600 La Terraza Boulevard, Escondido, California 92025-3873
(Address of principal executive offices)

(760) 741-2111
(Registrant’s telephone number, including area code)

N/A
(former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

On June 24, 2010, Realty Income Corporation (the “Company”) entered into a purchase agreement with Citigroup Global Markets Inc., Banc of America Securities LLC and Wells Fargo Securities, LLC, as representatives of the underwriters (the “Underwriters”), pursuant to which the Company agreed to issue and sell $250,000,000 aggregate principal amount of its 5.750% Notes due 2021.  The transaction closed on June 29, 2010.  Total net proceeds of the offering (after deducting the underwriting discount and other estimated expenses) were approximately $246.3 million.  The Company will use the proceeds from the offering to repay a portion of the borrowings under its acquisition credit facility incurred to finance the previously announced acquisition of Diageo Chateau & Estate Wines properties.

Item 9.01                                 Financial Statements and Exhibits

(d) Exhibits

1.1	Purchase Agreement, dated June 24, 2010, between the Underwriters and the Company.
4.1

Indenture, dated as of October 28, 1998, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (filed as an exhibit to the Company’s Form 8-K, filed on October 28, 1998 and incorporated herein by reference).

4.2	Form of 5.750% Notes due 2021.
4.3

Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture dated October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, establishing a series of securities entitled “5.750% Notes due 2021.”

5.1	Opinion of Venable LLP.
5.2	Opinion of Latham & Watkins LLP.
12.1	Calculation of Ratios of Earnings from Continuing Operations to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).
25.1	Form T-1 (filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939 on June 17, 2010 and incorporated herein by reference).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 29, 2010	REALTY INCOME CORPORATION

	By:	/s/ PAUL M. MEURER

Paul M. Meurer
Executive Vice President, Chief Financial Officer and Treasurer

INDEX TO EXHIBITS

Exhibit No.	Description

1.1	Purchase Agreement, dated June 24, 2010, between the Underwriters and the Company.
4.1

Indenture, dated as of October 28, 1998, between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee (filed as an exhibit to the Company’s Form 8-K, filed on October 28, 1998 and incorporated herein by reference).

4.2	Form of 5.750% Notes due 2021.
4.3

Officers’ Certificate pursuant to Sections 201, 301 and 303 of the Indenture dated October 28, 1998 between the Company and The Bank of New York Mellon Trust Company, N.A., as successor trustee, establishing a series of securities entitled “5.750% Notes due 2021.”

5.1	Opinion of Venable LLP.
5.2	Opinion of Latham & Watkins LLP.
12.1	Calculation of Ratios of Earnings from Continuing Operations to Fixed Charges and Combined Fixed Charges and Preferred Stock Dividends.
23.1	Consent of Venable LLP (contained in the opinion filed as Exhibit 5.1 hereto).
23.2	Consent of Latham & Watkins LLP (contained in the opinion filed as Exhibit 5.2 hereto).
25.1	Form T-1 (filed pursuant to Section 305(b)(2) of the Trust Indenture Act of 1939 on June 17, 2010 and incorporated herein by reference).